UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2014.

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01 Entry into a Material Definitive Agreement.

On June 11, 2014, the shareholders of American DG Energy Inc. (the “Company”) voted to amend of the Company's 2005 incentive stock option plan (as amended, the “Plan”) to increase the number of shares available for issuance under the Plan from 5,000,000 to 8,000,000.

Attached as Exhibit 10.01 and 10.02 to this Current Report on Form 8-K is the Plan and the form of the Company’s Stock Option Agreement for issuance of options under the Plan (the “Option Agreement”).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits - The registrant hereby files the following exhibits:

•	Exhibit 10.1 – The Company's 2005 Stock Option Incentive Plan as amended.

•	Exhibit 10.2 - The Company's Form Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	July 16, 2014	AMERICAN DG ENERGY INC.
By: /s/ Gabriel J. Parmese
Gabriel J. Parmese, Chief Financial Officer